Peerless Option Income Wheel ETF
Schedule of Investments
June 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 40.0%	Shares	Value
Energy Select Sector SPDR Fund	4,900	$415,569
Health Care Select Sector SPDR Fund (a)(b)	2,200	296,538
iShares Biotechnology ETF	4,200	531,342
iShares Russell 2000 ETF	5,900	1,273,161
iShares U.S. Home Construction ETF	5,300	493,801
iShares U.S. Real Estate ETF	4,400	416,988
SPDR S&P Retail ETF	1,700	131,002
Utilities Select Sector SPDR Fund (a)(b)	6,300	514,458
VanEck Gold Miners ETF (a)(b)	15,500	806,930
VanEck Oil Services ETF	1,500	345,435
TOTAL EXCHANGE TRADED FUNDS (Cost $5,527,012)		5,225,224

SHORT-TERM INVESTMENTS - 51.6%	Shares
Money Market Funds - 14.1%
First American Government Obligations Fund - Class X, 4.25% (b)(c)	1,845,638	1,845,638

U.S. Treasury Bills - 37.5% (d)	Par
4.08%, 07/01/2025 (e)	2,450,000	2,450,000
4.18%, 07/29/2025 (b)(e)	2,450,000	2,442,089
		4,892,089
TOTAL SHORT-TERM INVESTMENTS (Cost $6,737,718)		6,737,727

TOTAL INVESTMENTS - 91.6% (Cost $12,264,730)		11,962,951
Other Assets in Excess of Liabilities - 8.4% (f)		1,100,475
TOTAL NET ASSETS - 100.0%		$13,063,426
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of June 30, 2025 is $4,593,539.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	The rate shown is the annualized effective yield as of June 30, 2025.
(f)	Includes cash of $316,132 that is pledged as collateral for written options.

Peerless Option Income Wheel ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
Health Care Select Sector SPDR Fund, Expiration: 07/03/2025; Exercise Price: $134.50	$(148,269)	(11)	$(1,677)
Utilities Select Sector SPDR Fund, Expiration: 07/03/2025; Exercise Price: $81.50	(514,458)	(63)	(15,939)
VanEck Gold Miners ETF, Expiration: 07/03/2025; Exercise Price: $51.00	(806,930)	(155)	(19,918)
Total Call Options			(37,534)

Put Options - (0.1)%
ARK Innovation ETF, Expiration: 07/03/2025; Exercise Price: $66.50	(1,159,785)	(165)	(2,723)
Energy Select Sector SPDR Fund, Expiration: 07/03/2025; Exercise Price: $84.00	(93,291)	(11)	(182)
Industrial Select Sector SPDR Fund, Expiration: 07/03/2025; Exercise Price: $145.00	(767,104)	(52)	(1,144)
Invesco QQQ Trust Series 1		–	$–
Expiration: 07/02/2025; Exercise Price: $532.00	(386,148)	(7)	(32)
Expiration: 07/03/2025; Exercise Price: $542.00	(827,460)	(15)	(952)
iShares Russell 2000 ETF, Expiration: 07/03/2025; Exercise Price: $212.00	(431,580)	(20)	(1,130)
iShares U.S. Real Estate ETF, Expiration: 07/03/2025; Exercise Price: $92.50	(94,770)	(10)	(80)
KraneShares CSI China Internet ETF		–	$–
Expiration: 07/03/2025; Exercise Price: $33.00	(377,630)	(110)	(275)
Expiration: 07/03/2025; Exercise Price: $33.50	(343,300)	(100)	(650)
SPDR S&P Regional Banking ETF		–	$–
Expiration: 07/03/2025; Exercise Price: $58.50	(712,680)	(120)	(2,580)
Expiration: 07/03/2025; Exercise Price: $58.00	(682,985)	(115)	(6,497)
SPDR S&P Retail ETF, Expiration: 07/03/2025; Exercise Price: $75.50	(123,296)	(16)	(552)
VanEck Semiconductor ETF, Expiration: 07/03/2025; Exercise Price: $267.50	(780,864)	(28)	(770)
Total Put Options			(17,567)
TOTAL WRITTEN OPTIONS (Premiums received $27,214)			$(55,101)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Peerless Option Income Wheel ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$5,225,224	$–	$–	$5,225,224
Money Market Funds	1,845,638	–	–	1,845,638
U.S. Treasury Bills	–	4,892,089	–	4,892,089
Total Investments	$7,070,862	$4,892,089	$–	$11,962,951

Liabilities:
Investments:
Written Options	$–	$(55,101)	$–	$(55,101)
Total Investments	$–	$(55,101)	$–	$(55,101)

Refer to the Schedule of Investments for further disaggregation of investment categories.